NUBURU Announces a $3 Million Dollar Capital Infusion by Strategic Investors and

New Customer Orders

April 4, 2024

CENTENNIAL, Colo.--(BUSINESS WIRE)-- NUBURU, Inc. (“NUBURU” or the “Company”) (NYSE American: BURU), a leading innovator in high-power and high-brightness industrial blue laser technology, today announced a $3 million dollar investment in the Company’s common stock by strategic investors focused on strengthening and growing the Company, as well as initial purchase orders from new customers in new markets.

Brian Knaley, the Company’s CEO, noted that, “The customer qualification process for our products can be lengthy and complex, but we are finally seeing the fruits of our efforts. We have orders to fill in critical new markets and with new customers and we believe this investment will accelerate our fulfillment process and path towards consistent revenue generation. We are excited about growth opportunities that we can pursue with help from investors who see the Company’s potential.”

Investment by Strategic Partner

The investment marks a significant step forward in NUBURU's evolution towards a more diversified and innovative future. Alessandro Zamboni, an experienced leader in the fintech industry, has led the charge on this strategic investment, as he seeks to bring his knowledge and past successes to NUBURU. With extensive experience as the Chairman of the AvantGarde Group S.p.A., including successful ventures in risk management and working capital solutions, Alessandro brings valuable expertise to help drive NUBURU to the next level.

Key Initial Orders

Among the new orders, the Company has been awarded an initial purchase order to supply BL-300s to a best-in-class manufacturer of battery systems in the sustainable energy market, with manufacturing capabilities primarily in Asia. NUBURU’s transformational blue laser technology will be used in the production of fully automated, high-quality welding of components within the EV battery modules which will be used primarily in the automotive and e-mobility markets.

Next Steps

In connection with the strategic investment, the Company intends to call a special meeting of stockholders to, among other things, approve the issuance of additional common stock for the purpose of acquiring controlling and non-controlling interests in one or more entities. These changes would allow for the acquisition of additional assets and the strategic diversification of the Company’s business. Additional details will be provided in the notice of such special meeting and the related proxy statement. The Company will also continue to explore capital-raising opportunities as permitted by the authorization obtained at its most recent special meeting of stockholders on February 22, 2024.

About NUBURU

Founded in 2015, NUBURU, Inc. (NYSEAM: BURU) is a developer and manufacturer of industrial blue lasers that leverage fundamental physics and their high-brightness, high-power design to produce faster, higher quality welds and parts than current lasers can provide in laser welding and additive manufacturing of copper, gold, aluminum and other industrially important metals. NUBURU’s industrial blue lasers produce minimal to defect-free welds that are up to eight times faster than the traditional approaches — all with the flexibility inherent to laser processing. For more information, please visit www.nuburu.net; provided however, that the Company does not incorporate by reference the information at this website.

Important Information and Where to Find It

This press release does not constitute a solicitation of any vote, consent, or approval from stockholders. In connection with the stockholder approvals described above, the Company intends to file relevant materials with the SEC, which will include a proxy statement. The proxy statement will be sent to all stockholders entitled to vote on the proposals. Before making any voting or investment decision, stockholders are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC as they become available, because they will contain important information about the proposals. Stockholders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov or by directing a request to NUBURU, INC. at 7442 S. Tucson Way, Suite 130, Centennial, CO 80112.

Participants in the Solicitation

NUBURU and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposals. A list of the names of such directors and executive officers, information regarding their interests in the proposals and their ownership of the Company’s securities are, or will be, contained in the Company’s filings with the SEC, including the proxy statement.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including relating to its continued listing on the NYSE American. All statements other than statements of historical fact contained in this press release may be forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “seek,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. Forward-looking statements in this press release include, among other things: anticipated benefits associated with laser-based additive manufacturing. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by NUBURU and its management, are inherently uncertain and many factors may cause the company’s actual results to differ materially from current expectations which include, but are not limited to: (1) the ability to continue to meet the security exchange’s listing standards; (2) failure to achieve expectations regarding its product development and pipeline; (3) the inability to access sufficient capital to operate as anticipated, whether from Lincoln Park Capital Fund, LLC or other sources; (4) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (5) changes in applicable laws or regulations; (6) the possibility that NUBURU may be adversely affected by other economic, business and/or competitive factors; (7) volatility in the financial system and markets caused by geopolitical and economic factors; (8) failing to realize benefits from the partnership with GE Additive; and (9) other risks and uncertainties set forth in the sections entitled “Risk Factors” and

“Cautionary Note Regarding Forward-Looking Statements” in NUBURU’s most recent periodic report on Form 10-K or Form 10-Q and other documents filed with the Securities and Exchange Commission from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. NUBURU does not give any assurance that it will achieve its expected results. NUBURU assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

Investor Relations:

Cody Slach & Ralf Esper

Gateway Group, Inc.

BURU@gateway-grp.com

(949) 574-3860

Source: NUBURU, Inc.